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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                  ------------

                               AMENDMENT NO. 1 TO
                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) December 15, 2000


                     MBNA America Bank, National Association
                    (as successor to First Union Direct Bank)
           (as Originator of the First Union Master Credit Card Trust)
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                  on behalf of

                      First Union Master Credit Card Trust

               United States                              33-98546-01              51-0331454
----------------------------------------           -------------------------   ------------------
(State or Other Jurisdiction of Incorporation)     (Commission File Number)       (IRS Employer
                                                                                Identification Number)


           Wilmington, Delaware                        19884-0781
----------------------------------------           ------------------
(Address of Principal Executive Office)                (Zip Code)


Registrant's telephone number, including area code (800) 362-6255


                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.        Not Applicable.

Item 2.        Not Applicable.

Item 3.        Not Applicable.

Item 4.        Not Applicable.

Item 5. This Amendment No. 1 to Form 8-K is to restate Exhibit 20.2 from the Exhibit 20.2 filed with the original Form 8-K filed on December 21, 2000.

Item 6.        Not Applicable.

Item 7.        Exhibits.

The following is filed as an Exhibit to this Report under Exhibits 20.2.

        Exhibit 20.2  Key Performance Factors for the First Union Master
                      Credit Card Trust, Series 1996-1 as of November 30, 2000.

Item 8.        Not Applicable.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                      MBNA AMERICA BANK, NATIONAL ASSOCIATION, on behalf of the First Union Master Credit Card Trust


                                      By:    /s/ Jack Fioravanti
                                             ----------------------------------
                                             Name:  Jack Fioravanti
                                             Title: Senior Vice President


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                                  EXHIBIT INDEX

Exhibit                   Description
-------                   -----------
Exhibit 20.2          Key Performance Factors for the First Union Master Credit Card Trust,
                      Series 1996-1 as of November 30, 2000.


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